UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2018 (October 1, 2018)

DELPHI TECHNOLOGIES PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38110	98-1367514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Angel Court, 10 th Floor

London EC2R 7HJ, UK

United Kingdom

(Address of principal executive offices)

Registrant’s telephone number, including area code:

011-44- 020-305-74300

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2018, Liam Butterworth informed Delphi Technologies PLC (the “Company”) that he was resigning his positions as President and Chief Executive Officer and a director to pursue other interests. The Company’s Board of Directors accepted Mr. Butterworth’s notice, and on October 4, 2018 elected to exercise the Company’s right to pay Mr. Butterworth six month’s base salary in lieu of the required notice period. The Company anticipates that Mr. Butterworth’s last day of employment will be on or about October 5, 2018.

Also on October 1, 2018, the Board of Directors appointed Hari N. Nair to serve as Interim Chief Executive Officer, succeeding Mr. Butterworth. Mr. Nair (58) has more than 30 years of automotive executive experience, including having served as the Chief Operating Officer of Tenneco Inc., a global automotive supplier, from 2010 until his retirement in early 2015, and a member of Tenneco’s Board of Directors from 2009 until his retirement. Mr. Nair has been a director of Delphi Technologies since the company’s inception in December 2017 and will continue such service. The Board of Directors has also commenced a comprehensive search process to identify a permanent Chief Executive Officer.

Mr. Nair most recently served as CEO of Anitar Investments LLC, a private investment company with holdings in the manufacturing and technology sectors. In addition to continuing to serve as a director of the Company, Mr. Nair serves on the board of directors of Owens-Illinois, Musashi Seimitsu Industry Co. Ltd. (Japan) and Sintercom Ltd. (India) (Chairman).

Mr. Nair’s compensation arrangements for serving as interim CEO have not yet been determined.

Item 7.01. Regulation FD Disclosure

The Company has updated its full year outlook for 2018 as detailed in the copy of the press release being furnished herewith.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI TECHNOLOGIES PLC

Date: October 5, 2018	By:	/s/ James Harrington
	Name:	James Harrington
	Title:	Senior Vice President, General Counsel, Secretary and Chief Compliance Officer